SUPPLEMENT DATED MAY 1, 2003
TO
PROSPECTUS DATED MAY 1, 1994
WRL FREEDOM SP PLUS ®
Issued through
WRL Series Life Account
By
Western Reserve Life Assurance Co. of Ohio

The following information supplements information provided on page 7, fifth paragraph of the Prospectus under the heading “11. What Charges are Assessed in Connection with the Policy?"

        As of April 30, 2003, the LKCM Capital Growth portfolio merged into the Transamerica Equity portfolio, the Gabelli Global Growth portfolio merged into the American Century International portfolio, and the Value Line Aggressive Growth portfolio merged into the Alger Aggressive Growth portfolio.

        Effective May 1, 2003, the following portfolios changed their name: Conservative Asset Allocation to Asset Allocation – Conservative Portfolio, Moderate Asset Allocation to Asset Allocation – Moderate Portfolio, Moderately Aggressive Asset Allocation to Asset Allocation – Moderate Growth Portfolio, Aggressive Asset Allocation to Asset Allocation – Growth Portfolio, and T. Rowe Price Dividend Growth to T. Rowe Price Equity Income.

The following information replaces the paragraph on page 33 of the Prospectus under the heading “Charges against the Series Account – Investment Advisory Fee.”

        The portfolios deduct management fees and expenses from the amounts you have invested in the portfolios. These fees and expenses reduce the value of your portfolio shares. Some portfolios also deduct 12b-1 fees from portfolio assets. These fees and expenses currently range from 0.41% to 1.78%. See the fund prospectuses for more information.

        The following table shows the minimum and maximum total operating expenses charged by the portfolios during the fiscal year ended December 31, 2002. Expenses of the portfolios may be higher or lower in the future. More detail concerning each portfolio’s fees and expenses is contained in the prospectuses for each portfolio.

Range of Expenses for the Portfolios 1, 2

	Minimum	Maximum
Total Portfolio Operating Expenses (total of all expenses that are deducted from portfolio assets, including management fees, 12b-1 fee, and other expenses)	0.41%	1.78%
Net Annual Portfolio Operating Expenses (total of all expenses that are deducted from portfolio assets, including management fees, 12b-1 fee, and other expenses, after contractual waiver of fees and expenses)[3]	0.41%	1.40%

_________________

1	The portfolio expenses used to prepare this table were provided to Western Reserve by the funds. Western Reserve has not independently verified such information. The expenses shown are those incurred for the year ended December 31, 2002. Current or future expenses may be greater or less than those shown.
2	The table showing the range of expenses for the portfolios takes into account the expenses of several Series Fund asset allocation portfolios that are “funds of funds.” A “fund of funds” portfolio typically allocates its assets, within predetermined percentage ranges, among certain other Series Fund portfolios. Each “fund of funds” has its own set of operating expenses, as does each of the portfolios in which it invests. In determining the range of portfolio expenses, Western Reserve took into account the combined actual expenses for each of the “fund of funds” and for the portfolios in which it invests, assuming a constant allocation by each “fund of funds” of its assets among the portfolio identical to its actual allocation at December 31, 2002.
3	The range of Net Annual Portfolio Operating Expenses take into account contractual arrangements of 8 portfolios that require a portfolio’s investment adviser to reimburse or waive portfolio expenses until April 30, 2004.

The following information is added to page 9, under the section entitled “Death Benefit, Cash Value and Net Surrender Value Illustrations” in the Prospectus:

        The information contained in both the explanation and “Hypothetical Illustrations” is out-of-date and should not be relied upon. In addition, current hypothetical illustrations for the new portfolios are not included in Appendix A.

The following replaces the entire section under the heading “Experts” on page 51 of the Prospectus:

        The financial statements of WRL Series Life Account at December 31, 2002, and for each of the two years in the period ended December 31, 2002, appearing in this Supplement have been audited by Ernst & Young LLP, independent auditors, as set forth in their report thereon appearing elsewhere herein, and are included in reliance upon such report given on the authority of such firm as experts in accounting and auditing.

        The statutory-basis financial statements and schedules of Western Reserve at December 31, 2002 and 2001, and for each of the three years in the period ended December 31, 2002, appearing in this Supplement have been audited by Ernst & Young LLP, independent auditors as set forth in their report thereon appearing elsewhere herein, and are included in reliance upon such report given on the authority of such firm as experts in accounting and auditing.

For additional information, you may contact us at 1-800-851-9777, extension 6539 from 8:30a.m. – 7:00p.m. Eastern time or visit our website at: www.westernreserve.com. More information about AFSG, the principal underwriter for the Policies, is available at http:/www.nasdr.com or by calling 1-800-289-9999.

WRL00038-5/2003